UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                       November 4, 2002 (November 1, 2002)






                           BLUE DOLPHIN ENERGY COMPANY

             (Exact name of registrant as specified in its charter)


          Delaware                          0-15905               73-1268729
(State or other jurisdiction of    Commission File Number:   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  801 Travis, Suite 2100, Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 227-7660
              (Registrant's telephone number, including area code)

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 4, 2002, Blue Dolphin Energy Company (the "Company") issued a press release announcing the sale by American Resources Offshore, Inc., a wholly owned subsidiary of the Company ("American Resources"), of all of its interest in proved and non-proved oil and natural gas properties and other related assets to Fidelity Exploration and Production Company ("Fidelity"), for approximately $2.7 million.

The property interests being sold are located offshore Louisiana and Texas in the Gulf of Mexico, and include 11 offshore lease blocks with non-operated interests ranging from 1% to 10%. These properties accounted for approximately 64% of the Company's total net proved reserves on a million cubic feet of gas equivalent basis, and 63% of the discounted present value of estimated future net revenues from proved oil and gas reserves. Combined with the South Timbalier Block 148 property that was sold in July 2002, these properties represented over 99% of the Company's proved reserves at December 31, 2001. The Company's remaining oil and gas properties include working interests in 3 leased offshore prospects and reversionary working interests in 13 offshore lease blocks.

The July 2002 property sale in the Company's Form 8-K filed on July 23, 2002 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      Pro Forma Financial Information

The Company's Pro Forma Consolidated Balance Sheet at June 30, 2002, and Pro Forma Consolidated Statements of Operations for the year ended December 31, 2001 and for the six months ended June 30, 2002 (collectively the "Financial Statements") are presented assuming that the sale of the Company's interest in the South Timbalier Block 148 property that was consummated in July 2002, and the sale to Fidelity in October 2002, occurred as of the date of the Pro Forma Balance Sheet and at the beginning of the period for each respective Statement of Operations presented. The Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period indicated.

Index to Pro Forma Financial Statements:                               Page

Pro Forma Consolidated Balance Sheet, at June 30, 2002 . . . . . . .  .  .  .  3

Pro Forma Consolidated Statement of Operations, for the year
   ended December 31, 2001      . . . . . . . . . . . . . . . . . . . . . . .  5

Pro Forma Consolidated Statement of Operations, for the six
   months ended June 30, 2002 . . . . . . . . . . . . . . . . . . . . . . . .  7


                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      Pro Forma Consolidated Balance Sheet
                                 June 30, 2002

                                                                          Adjustments Debit (Credit)
                                                                     -----------------------------------
                                                                        July 2002         October 2002
                       Assets                          Unaudited     Property sale (1) Property sale (2)    Pro Forma
                       ------                       --------------------------------------------------------------------
Current assets:
       Cash and cash equivalents                    $      720,859         2,300,000         2,700,000         5,720,859
       Trade accounts receivable                         1,193,425                                             1,193,425
       Prepaid expenses and other assets                   258,161                                               258,161
                                                    --------------                                        --------------

                  Total current assets                   2,172,445                                             7,202,445
                                                    --------------                                        --------------

Property and equipment, at cost:
       Oil and gas properties (full-cost method)        27,141,910        (1,966,784)       (3,496,506)       21,678,620
       Onshore separation and handling facilities        1,664,128                                             1,664,128
       Land                                                860,275                                               860,275
       Pipelines                                         3,639,940                                             3,639,940
       Other property and equipment                        272,091                                               272,091
                                                    --------------                                        --------------

                                                        33,578,344                                            28,115,054
       Less accumulated depletion, depreciation
              and amortization                          27,287,637         1,110,982         1,975,079        24,201,576
                                                    --------------                                        --------------
                                                         6,290,707                                             3,913,478

Deferred federal income tax                                244,444                                               244,444
Other assets                                               460,501                                               460,501
                                                    --------------                                        --------------

                  Total Assets                      $    9,168,097                                            11,820,868
                                                    ==============                                        ==============

         Liabilities and Stockholders' Equity
         ------------------------------------

Current liabilities:
       Trade accounts payable                       $    1,126,193                                             1,126,193
       Accrued expenses and other liabilities            3,455,903                                             3,455,903
                                                    --------------                                        --------------
                  Total current liabilities              4,582,096                                             4,582,096

Note payable                                               750,000                                               750,000

Common Stock                                                63,718                                                63,718
Additional paid-in capital                              26,107,141                                            26,107,141
Accumulated deficit                                    (22,334,858)        1,444,198         1,208,573       (19,712,087)
                                                    --------------                                        --------------

              Total Liabilities and
              Stockholders' Equity                  $    9,168,097                                            11,820,868
                                                    ==============                                        ==============

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

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      Pro Forma Consolidated Balance Sheet

                                  June 30, 2002


(1) To reflect the sale of the Company's interest in the South Timbalier Block 148 property on July 9, 2002.

(2) To reflect the sale of the Company's interest in substantially all of its remaining proved and un-proved oil and gas reserves. The Company sold its interests in these properties on October XX, 2002, effective November 1, 2002.






























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

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 2001

                                                                   Adjustments Debit (Credit) (*)
                                                                   ------------------------------
                                                                     July 2002       October 2002
                                                     Audited       Property sale    Property sale      Pro Forma
                                                  ----------------------------------------------------------------
Revenue from operations:
       Oil and gas sales                          $   4,694,202          886,954        3,806,917              331
       Pipeline operations                              991,823                                            991,823
                                                  -------------                                      -------------
           Revenue from operations                    5,686,025                                            992,154
                                                  -------------                                      -------------

Cost of operations:
       Lease operating expenses                       1,155,549         (157,212)        (705,044)         293,293
       Pipeline operating expenses                      517,054                                            517,054
       Impairment of assets                           2,940,464                                          2,940,464
       Depletion, depreciation and amortization       1,817,770         (252,713)      (1,374,913)         190,144
       General and administrative expenses            2,845,459                                          2,845,459
                                                  -------------                                      -------------
           Cost of operations                         9,276,296                                          6,786,414
                                                  -------------                                      -------------

           Loss from operations                      (3,590,271)                                        (5,794,260)

Other income (expense):
       Interest and other expense                      (243,591)                                          (243,591)
       Interest and other income                        116,417                                            116,417
       Gain on sale of assets                         1,417,626                                          1,417,626
       Equity in losses of affiliates                  (245,201)                                          (245,201)
                                                  -------------                                      -------------

           Loss before minority interest             (2,545,020)                                        (4,749,009)

Minority interest                                      (104,122)           5,574           98,548             --
                                                  -------------                                      -------------


           Net loss                               $  (2,649,142)                                        (4,749,009)
                                                  =============                                      =============

Loss per share
       Basic and Diluted                          $       (0.44)                                             (0.79)
                                                  =============                                      =============

Weighted average number of common shares              6,004,019                                          6,004,019
                                                  =============                                      =============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 2001


* To record effective as of January 1, 2001 reductions in revenues, lease operating expenses, depletion, depreciation and amortization and minority interest as a result of the sale of the Company's interest in the South Timbalier Block 148 property (sold effective July 1, 2002) and the sale of substantially all of the Company's remaining proved and un-proved oil and gas reserves (sold effective October 1, 2002). The gain from the sale of these properties is not included in this Pro Forma Consolidated Statement of Operations, due to its nonrecurring nature.


                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                         Six Months ended June 30, 2002

                                                                        Adjustments Debit (Credit) (*)
                                                                       -------------------------------
                                                                         July 2002        October 2002
                                                        Unaudited      Property sale     Property sale      Pro Forma
                                                      -----------------------------------------------------------------
Revenue from operations:
       Oil and gas sales                              $   1,267,751          238,254         1,029,497             --
       Pipeline operations                                  686,753                                             686,753
                                                      -------------                                       -------------
             Revenue from operations                      1,954,504                                             686,753
                                                      -------------                                       -------------

Cost of operations:
       Lease operating expenses                             392,859          (85,080)         (252,718)          55,061
       Pipeline operating expenses                          287,435                                             287,435
       Depletion, depreciation and amortization             552,757          (83,397)         (374,137)          95,223
       Impairment of assets                                 339,984                                             339,984
       General and administrative expenses                1,376,155                                           1,376,155
                                                      -------------                                       -------------
             Cost of operations                           2,949,190                                           2,153,858
                                                      -------------                                       -------------

             Loss from operations                          (994,686)                                         (1,467,105)

Other income (expense):
       Interest and other expense                          (121,715)                                           (121,715)
       Bad debt expense                                    (197,500)                                           (197,500)
       Interest and other income                             56,648                                              56,648
                                                      -------------                                       -------------

             Income/(loss) before minority interest      (1,257,253)                                         (1,729,672)

Minority interest                                           (55,746)          16,048            39,698             --
                                                      -------------                                       -------------

Net loss                                              $  (1,312,999)                                         (1,729,672)
                                                      =============                                       =============

Loss per common share-basic and diluted:              $       (0.21)                                              (0.27)
                                                      =============                                       =============

Weighted average number of common shares                  6,293,022                                           6,293,022
                                                      =============                                       =============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                         Six Months ended June 30, 2002




* To record effective as of January 1, 2002 reductions in revenues, lease operating expenses, depletion, depreciation and amortization and minority interest as a result of the sale of the Company's interest in the South Timbalier Block 148 property (sold effective July 1, 2002) and the sale of substantially all of the Company's remaining proved and non-proved oil and gas reserves (sold effective October 1, 2002). The gain from the sale of these properties is not included in this Pro Forma Consolidated Statement of Operations due to its nonrecurring nature.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES


(c)      Exhibits

10.1 Purchase and Sale Agreement between Blue Dolphin Energy Company and Fidelity Exploration and Production Company.

99.1     Press Release issued November 4, 2002.





























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

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE DOLPHIN ENERGY COMPANY
Date: November 4, 2002              /s/ Michael J. Jacobson
                                    ----------------------------------------
                                    Michael J. Jacobson
                                    President and Chief Executive Officer

                                    /s/ G. Brian Lloyd
                                    ----------------------------------------
                                    G. Brian Lloyd
                                    Vice President, Treasurer



















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